VANGUARD(R) NEW JERSEY TAX-EXEMPT FUNDS

Semiannual Report May 31, 2001

BOND

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

  SOME LESSONS
FROM THE MARKETS

Although the past year has been a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     * THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     * DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     * PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

* Vanguard New Jersey Insured Long-Term Tax-Exempt Fund earned a solid fiscal half-year return of 4.8%, topping the performances of its comparative measures.

* Interest rates generally declined during the six months, providing a boost to prices of all but the longest-maturity securities.

* Municipal bonds performed well during the period, easily outpacing the returns from stocks, which continued to struggle.

CONTENTS

 1 Letter from the Chairman

 5 Report from the Adviser

 7 Fund Profiles

 9 Glossary of Investment Terms

10 Performance Summaries

11 Financial Statements

LETTER
  from the Chairman

Dear Shareholder,

In an environment that was friendly to bonds but hostile to stocks, VANGUARD NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND earned a robust six-month total return of 4.8%. As you can see in the table at right, for the period ended May 31, 2001, your fund's total return (capital change plus reinvested dividends) bested those of its average peer and its unmanaged benchmark index. The fund's return is based on an increase in net asset value from $11.52 per share on November 30, 2000, to $11.78 per share on May 31, 2001, and is adjusted for dividends totaling $0.294 per share paid from net investment income.

                   TOTAL RETURNS                                SIX MONTHS ENDED
                                                                    MAY 31, 2001
                   -------------------------------------------------------------
                   VANGUARD NEW JERSEY TAX-EXEMPT
                     MONEY MARKET FUND                                      1.7%
                    (SEC 7-Day Annualized Yield: 2.92%)
                   Average New Jersey Tax-Exempt Money Market Fund*         1.5
                   -------------------------------------------------------------
                   VANGUARD NEW JERSEY INSURED
                     LONG-TERM TAX-EXEMPT FUND                              4.8%
                   Average New Jersey Municipal Debt Fund*                  4.7
                   Lehman Municipal Bond Index                              4.7
                   -------------------------------------------------------------
                   *Derived from data provided by Lipper Inc.
                   -------------------------------------------------------------

                   Admiral Shares*
                   -------------------------------------------------------------
                   VANGUARD NEW JERSEY INSURED LONG-TERM
                   TAX-EXEMPT FUND                                          0.4%
                   -------------------------------------------------------------
                   *Return since inception on May 14, 2001.

     The table also presents the six-month return of VANGUARD NEW JERSEY TAX-EXEMPT MONEY MARKET FUND, which outperformed its average peer during the period. The fund's net asset value remained at $1 per share, as was expected but not guaranteed. In addition, the table includes the return for the Admiral(TM) Shares of the Insured Long-Term Tax-Exempt Fund since their debut in May. (Admiral Shares are lower-cost shares for long-standing shareholders and individuals with substantial investments in the fund.)
     On May 31, the Insured Long-Term Tax-Exempt Fund's yield stood at 4.38%, down from 4.89% at the end of November 2000; the Money Market Fund's yield was 2.92%, down from 3.88%.
     For New Jersey residents, income earned by the fund is exempt from federal and New Jersey income taxes, but may be subject to local taxes and to the federal alternative minimum tax. That means that for taxpayers in the highest federal income tax bracket (39.6%), the taxable equivalent yields were about 7.3% for the Insured Long-Term Tax-Exempt Fund and about 4.8% for the Tax-Exempt Money Market Fund at the end of the fiscal half-year.

MARKET BAROMETER                                                   TOTAL RETURNS
                                                      PERIODS ENDED MAY 31, 2001
--------------------------------------------------------------------------------
                                                   SIX          ONE        FIVE
                                                MOnTHS         YEAR       YEARS*
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)        5.1%        13.1%        7.7%
Lehman 10 Year Municipal Bond Index                4.6         11.8         6.7
Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                        2.7          5.8         5.2
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                        -3.9%       -10.6%       15.1%
Russell 2000 Index (Small-caps)                   12.2          5.7         8.0
Wilshire 5000 Index (Entire market)               -2.5        -10.1        13.3
MSCI EAFE Index (International)                   -7.6        -16.9         4.2
--------------------------------------------------------------------------------
CPI
Consumer Price Index                               2.1%        3.6%         2.6%
--------------------------------------------------------------------------------
*Annualized.

FINANCIAL MARKETS IN REVIEW
During the six months ended May 31, the U.S. economy was marked by two opposing trends: strength among consumers and weakness in the industrial sectors. Housing starts and sales were strong, and consumer spending remained healthy. Un-employment edged up--in May 4.4% of the labor force was unemployed-- but consumers stayed relatively calm. Indeed, a survey of consumer confidence showed improved sentiment in May, although the confidence level was well below the January 2000 high.
     The industrial economy fared worse. Businesses trimmed spending on capital equipment, with especially sharp cutbacks in outlays for computers and software. Industrial production declined throughout the half-year.
     Overall, a strong consumer economy and a weak industrial economy added up to modest growth. In the first quarter of 2001, inflation-adjusted gross domestic product increased at a 1.2% annual rate, far below the 4.8% pace during the same period in 2000.
     The Federal Reserve Board's Open Market Committee responded to the mixed economic picture with five reductions in its target for short-term interest rates. The first cut came in January and the most recent on May 15. In total, the FOMC sliced 250 basis points (2.5 percentage points) from short-term rates in an effort to stimulate capital spending and sustain consumers' upbeat mood.
     The U.S. stock market's course reflected the uncertainty in the broad economy. After a swift fall early in the six months, U.S. stocks rallied in April and May. Continued weakness in large-capitalization technology stocks kept the broad stock market in negative territory, but smaller stocks and value stocks--those issues with low prices relative to fundamental measures such as earnings and book value--thrived.
     Bonds turned in good results during the period. The prices of bonds with maturities of less than 5 years enjoyed the biggest gains, as their yields declined in step with the FOMC's rate cuts. (Bond prices move in the opposite direction from their yields.) The yields on longer-term bonds rose slightly, heightening the difference between the cost of short-term and long-term borrowing. At the end of May, the difference between the yield of the 30-year U.S. Treasury bond and that of the 3-year Treasury note stood at 116 basis points (1.16 percentage points), up from just 3 basis points six months earlier.

THE MUNI MARKET
Municipal bonds also enjoyed strong returns during the six months. The gap between the yields of long-term U.S. Treasuries and long-term municipal bonds widened a bit during the period, but remained relatively narrow. In fact, on May 31, the yield of the 30-year U.S. Treasury bond was just 48 basis points (0.48 percentage point) higher than that of a high-quality, long-term muni bond. In other words, municipal bonds, whose interest is exempt from federal income taxes, offer a yield that is more than 91% of that of Treasury bonds, which are fully taxable at a rate of up to 39.6%. (As a result of the new tax law, the top rate will drop to 38.6% on July 1.)
     The yield of short-term munis fell 145 basis points to 2.75%, while that of the 3-month Treasury bill fell more than 250 basis points during the period to 3.62%.
     The Report from the Adviser, which begins on page 5, provides more details about the municipal bond market.

PERFORMANCE OVERVIEW
The 4.8% return of the New Jersey Insured Long-Term Tax-Exempt Fund was quite good, both on an absolute basis and relative to the average return of its peer mutual funds. During the half-year, the fund's 2.5% income return was augmented by a price increase of 2.3%.
                                                        ------------------------
                                                             THE PRICES OF BONDS
                                                              WITH MATURITIES OF
                                                               LESS THAN 5 YEARS
                                                              ENJOYED BIG GAINS,
                                                                AS  THEIR YIELDS
                                                           DECLINED IN STEP WITH
                                                            THE FED'S RATE CUTS.
                                                        ------------------------

     A six-month return, of course, does not provide a complete picture of a bond fund's performance. That's because semiannual returns for bond funds account for only half of the year's interest income, while price changes immediately reflect current movements in interest rates--rising when rates fall and falling when rates rise. For perspective, it's important to consider a full year's interest income when evaluating a bond fund. For the 12 months ended May 31, 2001, the Insured Long-Term Tax-Exempt Fund earned an excellent total return of 12.7%, consisting of an income return of 5.6% and a price increase of 7.1%.
     Keep in mind that while falling interest rates have a salutary impact on bond prices, a rate decline also means a reduction in the income paid by fixed income investments. When interest rates drop, bond prices rise immediately, but over the long haul, lower rates diminish the income earned on reinvested dividends.

     Though bond prices rise and fall over time, it is interest income that accounts for virtually all of a bond fund's long-term total return. Therefore, the best indicator of a bond fund's future long-term returns--though it is a far-from-perfect measure--is the fund's yield, currently about 4.4% for both share classes of the Insured Long-Term Tax-Exempt Fund.
     Your funds' fine relative results over the past six months--and over their lifetimes--can be attributed to their significant cost advantage over similar funds and to skillful investment management. Investor Shares of our Insured Long-Term Tax-Exempt and Tax-Exempt Money Market Funds have annualized expense ratios (expenses as a percentage of average net assets) of 0.20% and 0.19% (or $2.00 and $1.90 per $1,000 invested), respectively--a fraction of the 1.05% charged by the average New Jersey tax-exempt fund and the 0.66% charged by the average New Jersey tax-exempt money market fund, according to Lipper Inc. The combination of excellent investment management by Vanguard's Fixed Income Group, which oversees all of our municipal bond portfolios, and our cost advantage provides our shareholders with benefits that have proven difficult to beat.
     We thank you for your confidence in our approach and for entrusting your money to us.

IN SUMMARY
During the stock market turbulence of the past year, many investors seemed to have rediscovered the benefits of bonds. Of course, we believe that the diversification and interest income provided by fixed income securities always have been--and always will be--valuable pieces of a solid investment program. And for investors in higher tax brackets, municipal bonds play an especially beneficial role.
     We believe that a diversified portfolio of stock, bond, and money market funds--apportioned in accordance with your goals and risk tolerance--is the best response to the market's ever-present uncertainties. Once you've devised such a portfolio, we recommend sticking with your plan for the long haul.


/s/ JOHN J. BRENNAN
Chairman and Chief Executive Officer



June 12, 2001


                                                      [PHOTO OF JOHN J. BRENNAN]
                                                                 JOHN J. BRENNAN
                                                                    CHAIRMAN AND
                                                         CHIEF EXECUTIVE OFFICER

REPORT
  from the Adviser                                   VANGUARD FIXED INCOME GROUP

Municipal bonds performed well during the six months ended May 31, 2001. Prices generally rose during the fiscal half-year of VANGUARD NEW JERSEY INSURED
LONG-TERM TAX-EXEMPT FUND, supplementing the fund's interest income and resulting in a solid total return of 4.8%. VANGUARD NEW JERSEY TAX-EXEMPT MONEY MARKET fund earned a six-month return of 1.7% that topped that of its average peer.

                                      ------------------------------------------
                                      INVESTMENT PHILOSOPHY
                                      The adviser believes that each fund,
                                      while operating within stated maturity
                                      and stringent quality targets, can achieve
                                      a high level of current income that is
                                      exempt from federal and New Jersey income
                                      taxes by investing in insured and
                                      high-quality uninsured securities issued
                                      by New Jersey state, county, and
                                      municipal governments.
                                      ------------------------------------------

THE ECONOMIC ENVIRONMENT
Over the past several months, low economic visibility has hampered forecasters' ability to predict the future. Conflicting signals about the health of the economy and the outlook for corporate profits continue to make short-term forecasts--not to mention long-term estimates--very difficult. Corporate capital spending is weak and the manufacturing sector is suffering. But consumer spending has remained relatively strong, even in the face of higher fuel costs and a softening job market.
     The Federal Reserve Board has dealt with the economic slowdown-- real (inflation-adjusted) gross domestic product slipped to an annual rate of 1.2% during the first quarter of 2001--by cutting its target for short-term interest rates. The Fed trimmed the federal funds rate by a total of 250 basis points (2.5 percentage points) over the past six months, and further cuts are likely. The decline in short-term interest rates has resulted in a dramatic steepening in the yield curves (a representation of yields across maturities) for both U.S. Treasury securities and municipal bonds.
     President George Bush's tax-cut plan will bring refunds of $300 to $600 to taxpayers in the coming months and will phase in lower tax rates across all brackets. The immediate effect of these changes on munis is unclear because the phase-in period will last five years.

STATE BUDGETS UNDER SCRUTINY
State tax revenues have been mounting substantially over the past several years, and the improving fiscal health of many states led to upgrades in their bond credit ratings. Over the past several months, however, the expansion in tax revenues has slowed as the pace of economic growth decelerated. Most states have built solid rainy-day funds and have reduced debt--both positive developments in the face of the economic slowdown--but some states have also reduced income tax rates. In this environment, revenue estimates and budgets will be under close scrutiny. Consequently, the trend of upgrading states' credit quality has probably already peaked.

MOVEMENT IN MUNI YIELDS
During the six months, municipal bonds outperformed Treasuries across most maturities, coming up short only among 1-year securities. The Treasury yield curve steepened more than the muni curve, which tends to be more stable. This means that yields of shorter-term Treasury securities declined more sharply than those of shorter-term munis. The yield of the 1-year Treasury note slipped 234 basis points (2.34 percentage points), while the yield of the comparable muni fell 153 basis points (1.53 percentage points). For intermediate-term issues, the yield of the 10-year Treasury note declined slightly during the period, falling just 9 basis points. The yield of the 10-year muni declined 27 basis points.
     Among bonds with maturities of 30 years, Treasury yields actually rose a bit--reflecting heightened inflation concerns and a belief that federal budget surpluses won't be as large as previously forecast--and muni yields slipped 16 basis points. Overall, the relative attractiveness of munis declined somewhat during the fiscal half-year, but for investors in most tax brackets, municipal bonds continue to provide solid value. On May 31, a 10-year muni provided a tax-exempt yield equal to about 82% of the taxable yield of a comparable Treasury bond, down from about 86% six months earlier.
     Nationwide, muni bond issuance is up 41% over the past year; supply in New Jersey dropped 57% over the 12 months ended May 31.

OUR INVESTMENT APPROACH
Because volatility in the equity markets showed no signs of letting up during the half-year, bonds remained a relatively popular choice for investors seeking to balance their investment portfolios. Going forward, we pledge to maintain our focus on providing a high-quality, low-cost fund that can play an important role in the portfolios of many investors.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Christopher W. Alwine, Principal
Kathryn Allen, Principal

                                                                   June 13, 2001

FUND PROFILE                                                  As of May 31, 2001
  for New Jersey Tax-Exempt Money Market Fund

This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 9.

----------------------------------
FINANCIAL ATTRIBUTES

Yield                         2.9%
Average Maturity           59 days
Average Quality              MIG-1
Expense Ratio               0.19%*
----------------------------------


----------------------------------
DISTRIBUTION BY CREDIT QUALITY
(% of portfolio)

MIG-1/SP-1+                  73.1%
A-1/P-1                      24.0
AAA/AA                        2.9
A                             0.0
----------------------------------
Total 100.0%
----------------------------------
*Annualized.


                                                             [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 9.


---------------------------------------------------------
FINANCIAL ATTRIBUTES
---------------------------------------------------------
                                                   LEHMAN
                                  FUND             INDEX*
---------------------------------------------------------
Number of Issues                   286            40,955
Yield                             4.4%               4.6%
Yield--Admiral Shares             4.4%               4.6%
Yield to Maturity                 4.6%                --
Average Coupon                    5.0%               5.4%
Average Maturity             9.2 years         13.6 years
Average Quality                    AAA                AA+
Average Duration             6.6 years          7.7 years
Expense Ratio                  0.20%**                --
Expense Ratio-Admiral Shares   0.14%**                --
Cash Investments                  0.0%                --
---------------------------------------------------------


----------------------------------------
DISTRIBUTION BY
  CREDIT QUALITY
  (% of portfolio)
----------------------------------------
AAA                                92.9%
AA                                  6.9
A                                   0.2
BBB                                 0.0
BB                                  0.0
B                                   0.0
----------------------------------------
Total                             100.0%
----------------------------------------


----------------------------------
VOLATILITY MEASURES

                            LEHMAN
                   FUND     INDEX*
----------------------------------
R-SQUARED          0.99       1.00
BETA               1.10       1.00
----------------------------------


----------------------------------
DISTRIBUTION BY MATURITY
(% of portfolio)
----------------------------------
Under 1 Year                  5.8%
1-5 Years                    16.6
5-10 Years                   45.7
10-20 Years                  24.8
20-30 Years                   7.0
Over 30 Years                 0.1
----------------------------------
                      Total 100.0%
----------------------------------


----------------------------------
INVESTMENT FOCUS
(% of portfolio)
----------------------------------
CREDIT QUALITY                LONG
AVERAGE MATURITY              HIGH
----------------------------------


* Lehman Municipal Bond Index.
**Annualized.

                                                             [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
  of Investment Terms



AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARD. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES
In the performance summaries below, all of the data represent past performance, which cannot be used to predict future returns that may be achieved by the funds.
     An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.
     For bond funds, both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      NOVEMBER 30, 1990-MAY 31, 2001

--------------------------------------------------------------------------------
                                       NEW JERSEY TAX-EXEMPT      AVERAGE
                                         MONEY MARKET FUND          FUND*
FISCAL                                          TOTAL               TOTAL
YEAR                                           RETURN              RETURN
--------------------------------------------------------------------------------
1991                                             4.5%                4.5%
1992                                             3.0                 2.8
1993                                             2.3                 2.0
1994                                             2.5                 2.2
1995                                             3.6                 3.3
1996                                             3.2                 2.9
1997                                             3.3%                3.0%
1998                                             3.2                 2.8
1999                                             2.9                 2.5
2000                                             3.7                 3.4
2001**                                           1.7                 1.5
--------------------------------------------------------------------------------
SEC 7-Day Annualized Yield (5/31/2001): 2.92%
--------------------------------------------------------------------------------
 *Average New Jersey Tax-Exempt Money Market Fund; derived from data provided by
  Lipper Inc.
**Six months ended May 31,2001.
See Financial Highlights table on page 25 for dividend information for the past five years.
--------------------------------------------------------------------------------



NEW JERSEY INSURED LONG-TERM TAXS-EXEMPT FUND
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      NOVEMBER 30, 1990-MAY 31, 2001

--------------------------------------------------------------------------------
                           NEW JERSEY INSURED
                       LONG-TERM TAX-EXEMPT FUND                 LEHMAN*
FISCAL            CAPITAL         INCOME        TOTAL              TOTAL
YEAR               RETURN         RETURN       RETURN             RETURN
--------------------------------------------------------------------------------
1991                 2.3%           6.7%         9.0%              10.3%
1992                 4.1            6.4         10.5               10.0
1993                 6.6            5.9         12.5               11.1
1994               -11.2            5.1         -6.1               -5.2
1995                13.3            6.4         19.7               18.9
1996                -0.7            5.4          4.7                5.9
1997                 1.0%           5.4%         6.4%               7.2%
1998                 2.3            5.3          7.6                7.8
1999                -6.2            4.9         -1.3               -1.1
2000                 2.9            5.7          8.6                8.2
2001**               2.3            2.5          4.8                4.7
--------------------------------------------------------------------------------
 *Lehman Municipal Bond Index.
**Six months ended May 31, 2001.
See Financial Highlights table on page 26 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
   May 31, 2001 (unaudited)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------------------
                                                                                 FACE       MARKET
                                                              MATURITY         AMOUNT       VALUE^
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND           COUPON          DATE          (000)        (000)
---------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.5%)
---------------------------------------------------------------------------------------------------
Burlington County NJ BAN                           2.78%      6/7/2002*         9,248        9,252
Burlington County NJ BAN                           3.20%     4/19/2002          4,730        4,732
Burlington County NJ BAN                           3.30%      3/8/2002          4,362        4,363
Burlington County NJ BAN                           4.80%     8/10/2001          8,300        8,308
Burlington County NJ BAN                           5.25%      6/8/2001          5,750        5,752
Cherry Hill Township NJ BAN                        4.55%    10/11/2001         39,474       39,518
Cranbury Township NJ BAN                           4.70%     10/3/2001          4,963        4,970
Delaware River & Bay Auth. of
  New Jersey & Delaware VRDO                       2.65%      6/7/2001          7,500        7,500
Englewood NJ BAN                                   4.80%     7/13/2001          5,353        5,356
Essex County NJ Improvement Auth. Rev. VRDO
  (County Asset Sale Project)                      2.70%      6/6/2001(2)      10,150       10,150
Essex County NJ Improvement Auth. Rev. VRDO
  (Pooled Govt. Loan)                              2.45%      6/6/2001LOC      42,800       42,800
Florham Park NJ BAN                                4.60%     11/2/2001          8,775        8,786
Freehold NJ Regional High School
  Dist. TOB VRDO                                   2.80%      6/7/2001(3)Y      9,690        9,690
Freehold Township NJ BAN                           4.75%     11/9/2001          9,050        9,068
Gloucester County NJ BAN                           4.75%     7/31/2001          5,300        5,304
Gloucester County NJ PCR VRDO
  (Mobil Oil Refining Corp. Project)               2.40%      6/6/2001         20,200       20,200
Holmdel Township NJ BAN                            3.70%     2/12/2002          5,829        5,845
Mendham Township NJ School Dist. GO                4.85%     7/18/2001          6,791        6,795
Mercer County NJ BAN                                .75%    12/13/2001         51,380       51,503
Middlesex County NJ BAN                            4.75%     7/24/2001         24,717       24,736
Millburn Township NJ School Dist. GO               3.25%     9/21/2001          9,800        9,808

                                       11

---------------------------------------------------------------------------------------------------
                                                                                 FACE       MARKET
                                                              MATURITY         AMOUNT       VALUE^
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND           COUPON          DATE          (000)        (000)
---------------------------------------------------------------------------------------------------
Monmouth County NJ Improvement Auth. Rev.
  (Capital Equipment Pooled Lease Program)         6.00%     10/1/2001          2,025        2,045
Monmouth County NJ Improvement Auth. Rev. VRDO
  (Pooled Govt. Loan Program)                      2.65%      6/6/2001LOC      53,115       53,115
Moorestown Township NJ BAN                         3.30%     5/30/2002         16,700       16,781
Morris County NJ GO                               4.625%     9/15/2001          3,990        3,995
Morris Township NJ BAN                             4.60%     9/19/2001          5,991        5,998
New Jersey Building Auth. Rev.
  TOB VRDO                                         2.82%      6/7/2001(1)Y     42,065       42,065
New Jersey COP                                     5.00%     6/15/2001          5,895        5,897
New Jersey Econ. Dev. Auth. CP
  (Chambers Cogeneration Limited Partnership
  Project)                                         2.70%      8/7/2001         21,300       21,300
New Jersey Econ. Dev. Auth. CP
  (Chambers Cogeneration Limited Partnership
  Project)                                         2.95%     7/10/2001         12,000       12,000
New Jersey Econ. Dev. Auth. CP
  (Chambers Cogeneration Limited Partnership
  Project)                                         3.00%     7/12/2001         13,900       13,900
New Jersey Econ. Dev. Auth. CP
  (Chambers Cogeneration Limited Partnership
  Project)                                         3.10%     7/17/2001         10,000       10,000
New Jersey Econ. Dev. Auth. Fac. Rev.
CP (Logan Project)                                 2.95%     7/10/2001         25,900       25,900
New Jersey Econ. Dev. Auth. Fac. Rev.
CP (Logan Project)                                 3.10%     7/11/2001          9,200        9,200
New Jersey Econ. Dev. Auth. Natural Gas
Fac. Rev. VRDO
  (New Jersey Natural Gas Project)                 3.05%      6/4/2001(2)LOC    6,500        6,500
New Jersey Econ. Dev. Auth. PCR VRDO
(Exxon Project)                                    2.05%      6/4/2001         12,000       12,000
New Jersey Econ. Dev. Auth. PCR VRDO
  (Public Service Electric & Gas Co.)              2.50%      6/6/2001(1)       8,620        8,620
New Jersey Econ. Dev. Auth. TOB VRDO
  (New Jersey Transit Corp. Light
Rail Transit
  System Project)                                  2.80%      6/7/2001(4)Y      7,465        7,465
New Jersey Econ. Dev. Auth. VRDO
  (Bennedictine Abbey Newark)                      2.80%      6/6/2001         21,925       21,925
New Jersey Econ. Dev. Auth. VRDO
(Lawrence School Project)                          2.25%      6/4/2001LOC      24,100       24,100
New Jersey Econ. Dev. Auth. VRDO
  (Natural Gas Fac. NUI Corp.)                     3.00%      6/4/2001(2)LOC   31,800       31,800
New Jersey Econ. Dev. Auth. VRDO
(Russell Berrie)                                   2.85%      6/6/2001LOC       7,000        7,000
New Jersey Econ. Dev. Auth. VRDO
  (United States Golf Association)                 2.85%      6/7/2001LOC       3,700        3,700
New Jersey Econ. Dev. Auth. Water
Fac. TOB VRDO
  (New Jersey American
Water Co. Project)                                 2.86%      6/7/2001(3)Y      4,850        4,850
New Jersey Econ. Dev. Auth.
Water Fac. VRDO
  (United Water Co.)                               3.25%      6/4/2001(2)         200          200
New Jersey Educ. Fac. Auth. Rev. VRDO
  (College of New Jersey)                          2.70%      6/7/2001(2)LOC   32,100       32,100
New Jersey Educ. Fac. Auth. Rev. VRDO
  (Institutional Defense Analyses)                 2.95%      6/7/2001         13,695       13,695
New Jersey GO                                      5.00%      3/1/2002         13,205       13,391
New Jersey GO                                      6.50%     9/15/2001(Prere.)  1,500        1,534
New Jersey GO TOB VRDO                             2.80%      6/7/2001Y        26,660       26,660
New Jersey Health Care Fac.
Financing Auth. Rev. VRDO
  (Holy Name Hosp.)                                2.60%      6/7/2001LOC       7,900        7,900
New Jersey Health Care Fac.
Financing Auth. Rev. VRDO
  (Hosp. Capital Asset Pooled Program)             2.65%      6/7/2001LOC      65,100       65,100
New Jersey Health Care Fac.
Financing Auth. Rev. VRDO
  (Princeton Medical Center)                       2.60%      6/7/2001          4,100        4,100
New Jersey Housing & Mortgage
  Finance Agency Rev.  TOB VRDO                    2.86%      6/7/2001(1)Y      5,700        5,700

                                       12

---------------------------------------------------------------------------------------------------
                                                                                 FACE       MARKET
                                                              MATURITY         AMOUNT       VALUE^
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND           COUPON          DATE          (000)        (000)
---------------------------------------------------------------------------------------------------
New Jersey TRAN CP                                 3.20%      6/7/2001         27,900       27,900
New Jersey TRAN CP                                 4.15%     6/12/2001         10,000       10,000
New Jersey Transp. Corp. COP TOB VRDO              2.85%      6/7/2001Y         4,995        4,995
New Jersey Transp. Corp. Rev.                      5.25%      9/1/2001(ETM)     7,000        7,043
New Jersey Transp. Trust Fund Auth. Rev.           4.25%     6/15/2001         10,255       10,255
New Jersey Transp. Trust Fund Auth. Rev            4.25%     6/15/2002         14,370       14,586
New Jersey Transp. Trust Fund Auth. Rev.           5.00%     6/15/2001          3,000        3,001
New Jersey Transp. Trust Fund Auth. Rev.           5.25%     6/15/2001         12,970       12,975
New Jersey Transp. Trust Fund Auth. Rev.
  TOB VRDO                                         2.80%      6/7/2001(1)Y      9,520        9,520
New Jersey Transp. Trust Fund Auth. Rev.
  TOB VRDO                                         2.85%      6/7/2001(4)Y     26,820       26,820
New Jersey Transp. Trust Fund Auth. Rev.
  TOB VRDO                                         2.90%      6/7/2001(4)Y     19,955       19,955
New Jersey Turnpike Auth. Rev.
  TOB VRDO                                         2.85%      6/7/2001(1)Y     12,990       12,990
New Jersey Turnpike Auth. Rev.
  TOB VRDO                                         2.85%      6/7/2001(1)Y     21,345       21,345
New Jersey Turnpike Auth. Rev.
  VRDO                                             2.70%      6/6/2001(3)LOC  129,650      129,650
Port Auth. of New York & New Jersey CP             2.65%      9/6/2001          8,360        8,360
Port Auth. of New York & New Jersey CP             3.00%     8/21/2001         17,820       17,820
Port Auth. of New York & New Jersey CP             3.10%      8/9/2001         18,200       18,200
Port Auth. of New York & New Jersey
  TOB VRDO                                         2.85%      6/7/2001(1)Y     27,995       27,995
Princeton Township NJ BAN                          3.20%     9/14/2001          5,000        5,004
Princeton Township NJ BAN                          4.50%    12/14/2001          4,300        4,307
Princeton Univ. NJ CP                              2.50%     8/27/2001          6,800        6,800
Princeton Univ. NJ CP                              2.70%      8/9/2001          4,300        4,300
Princeton Univ. NJ CP                              2.90%     7/17/2001         12,000       12,000
Readington Township NJ BAN                         3.30%     1/11/2002          7,421        7,434
Readington Township NJ BAN                         3.30%     4/25/2002         10,254       10,276
Salem County NJ PCR Finance Auth.
  (PECO Project)                                   2.65%      8/8/2001         19,000       19,000
Scotch Plains Township NJ BAN                      4.95%      6/8/2001          5,250        5,250
Secaucus NJ School Dist. GO                        4.90%     6/27/2001          6,546        6,548
Somerset County NJ Ind. Finance Auth.
PCR VRDO
  (American Cyanamid Co. Project)                  3.00%      6/6/2001         10,900       10,900
Union County NJ BAN                                3.60%     2/22/2002         23,100       23,162
Union County NJ PCR VRDO
(Exxon Project)                                    2.20%      6/4/2001         22,100       22,100
Union County NJ PCR VRDO
  (Exxon Project)                                  2.25%      6/4/2001         25,300       25,300
Vineland NJ BAN                                    3.75%     1/17/2002         12,000       12,055
Warren Township NJ BAN                             3.40%     5/15/2002          5,000        5,030
West Windsor Township NJ BAN                       4.60%     12/7/2001         14,973       14,996
West Windsor Township NJ BAN                       4.75%    10/25/2001         11,480       11,501
Outside New Jersey:
Puerto Rico Electric Power Auth. Rev.
  TOB VRDO                                         2.60%      6/7/2001(4)Y      4,100        4,100
Puerto Rico Govt. Dev. Bank VRDO                   2.55%      6/6/2001(1)         700          700
Puerto Rico Highway & Transp. Auth.
  TOB VRDO                                         2.60%      6/7/2001(1)Y      7,740        7,740
Puerto Rico Highway & Transp. Auth.
  TOB VRDO                                         2.60%      6/7/2001(4)Y      5,305        5,305
Puerto Rico Highway & Transp. Auth.
  VRDO                                             2.50%      6/6/2001(2)       6,700        6,700
Puerto Rico Ind. Medical & Environmental
Fac. Finance Auth.
  PCR PUT (Abbott Laboratories Project)            4.00%      3/1/2002          8,750        8,750
Puerto Rico Infrastructure Financing Auth.
Special Tax Rev.
  TOB VRDO                                         2.60%      6/7/2001(2)Y     15,380       15,380
---------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,453,020)                                                                     1,453,020
---------------------------------------------------------------------------------------------------

                                       13

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
                                                                                             VALUE^
 NEW JERSEY TAX-EXEMPT MONEY MARKET FUND                                                      (000)
---------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
---------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                        24,124
Liabilities                                                                                (17,222)
                                                                                         ----------
                                                                                             6,902
                                                                                         ----------
---------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------
Applicable  to  1,459,908,274  outstanding  $.001 par value
  shares of beneficial interest (unlimited authorization)                               $1,459,922
===================================================================================================

NET ASSET VALUE PER SHARE                                                                    $1.00
===================================================================================================

^See Note A in Notes to Financial Statements.
*Securities purchased on a when-issued  or delayed  delivery basis for which the fund has not taken delivery as of May 31, 2001.
+Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2001, the aggregate value of these securities was $252,575,000, representing 17.3% of net assets.
For key to abbreviations and other references, see page 22.


--------------------------------------------------------------------------------
AT MAY 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                AMOUNT       PER
                                                                 (000)     SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                             $1,459,924     $1.00
Undistributed Net Investment Income                                 --        --
Accumulated Net Realized Losses                                     (2)       --
Unrealized Appreciation                                             --        --
--------------------------------------------------------------------------------
NET ASSETS                                                  $1,459,922     $1.00
================================================================================

------------------------------------------------------------------------------------------------------
                                                                                    FACE       MARKET
                                                              MATURITY            AMOUNT       VALUE^
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND      COUPON          DATE             (000)        (000)
------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (101.6%)
------------------------------------------------------------------------------------------------------
ISSUER INSURED (85.1%)
Atlantic City NJ Board of Educ. GO                 6.00%     12/1/2012(4)          4,600        5,214
Atlantic City NJ Board of Educ. GO                 6.10%     12/1/2015(4)          2,000        2,278
Atlantic City NJ GO                                5.25%     12/15/201(4)          1,990        2,087
Atlantic City NJ GO                                5.25%     12/15/201(4)          2,190        2,261
Atlantic County NJ COP                             6.00%      3/1/2014(3)          3,685        4,129
Atlantic County NJ COP                             6.00%      3/1/2015(3)          1,480        1,654
Atlantic County NJ COP                             7.40%      3/1/2010(3)          1,755        2,140
Atlantic County NJ COP                             7.40%      3/1/2011(3)          4,025        4,926
Atlantic County NJ Util. Auth. Sewer Rev.          5.85%     1/15/2015(2)          3,000        3,132
Bergen County NJ Util. Auth. Water PCR             5.50%     6/15/2002(3)(Prere.)  5,000        5,138
Camden County NJ Improvement Auth. Lease Rev.     5.375%      9/1/2019(4)            850          866
Camden County NJ Improvement Auth. Lease Rev.      5.50%      9/1/2015(4)          1,470        1,542
Camden County NJ Muni. Util. Auth. Sewer Rev.      0.00%      9/1/2004(3)          8,345        7,363
Camden County NJ Muni. Util. Auth. Sewer Rev.      0.00%      9/1/2005(3)         18,545       15,653
Camden County NJ Muni. Util. Auth. Sewer Rev.      0.00%      9/1/2006(3)         18,545       14,917
Cape May County NJ Muni. Util. Auth. Rev.          5.75%      1/1/2016(1)         14,675       15,094
Cape May County NJ PCR (Atlantic City Electric)    6.80%      3/1/2021(1)         15,400       18,624
Chathams Dist. NJ Board of Educ. GO                5.10%     1/15/2022(1)          1,155        1,155
Cherry Hill Township NJ School Dist. GO            4.70%     2/15/2013(4)          1,125        1,130
Delaware River & Bay Auth. Rev.                   5.375%      1/1/2013(2)            750          795
Delaware River & Bay Auth. Rev.                    5.75%      1/1/2029(2)          5,000        5,270
Delaware River Port Auth. Pennsylvania &
   New Jersey Rev.                                 5.40%      1/1/2013(3)          6,750        7,036
Delaware River Port Auth. Pennsylvania &
   New Jersey Rev.                                 5.50%      1/1/2026(3)         22,885       23,390
Delaware River Port Auth. Pennsylvania &
   New Jersey Rev.                                5.625%      1/1/2026(4)          5,000        5,187
Delaware River Port Auth. Pennsylvania &
   New Jersey Rev.                                 5.75%      1/1/2022(4)         10,000       10,518
Egg Harbor Township NJ School Dist. GO             5.00%     7/15/2012(3)          2,640        2,754
Egg Harbor Township NJ School Dist. GO             5.00%     7/15/2013(3)          2,780        2,873
Egg Harbor Township NJ School Dist. GO             5.00%     7/15/2020(3)          2,000        1,983
Egg Harbor Township NJ School Dist. GO             5.00%     7/15/2021(3)          2,000        1,977
Egg Harbor Township NJ School Dist. GO             5.10%     7/15/2022(3)          2,950        2,950
Elizabeth City NJ GO                               6.60%      8/1/2001(1)(Prere.)  8,525        8,747
Elizabeth City NJ GO                               6.60%      8/1/2006(1)(Prere.)    225          231
Essex County NJ Correctional Fac. Lease Rev.       5.75%     10/1/2030(3)          2,650        2,784
Essex County NJ Improvement Auth. Lease Rev.       5.50%     12/1/2008(2)          2,560        2,693
Essex County NJ Improvement Auth. Lease Rev.       5.50%     12/1/2013(2)          5,150        5,332
Essex County NJ Improvement Auth. Lease Rev.       5.75%     10/1/2014(3)          3,390        3,664
Essex County NJ Improvement Auth. Lease Rev.       5.75%     10/1/2015(3)          5,090        5,466
Essex County NJ Util. Auth. Solid Waste Rev.       0.00%      4/1/2010(4)          1,000          674
Essex County NJ Util. Auth. Solid Waste Rev.      4.875%      4/1/2018(4)          3,500        3,418
Essex County NJ Util. Auth. Solid Waste Rev.       5.60%      4/1/2006(4)(Prere.)  2,200        2,417
Evesham NJ Muni. Util. Auth. Rev.                  7.00%      7/1/2015(1)            450          451
Gloucester Township NJ GO                          5.75%     7/15/2010(2)          2,880        3,197
Gloucester Township NJ Muni. Util. Auth. Rev.      5.65%      3/1/2018(2)          2,755        2,966
Hamilton Township NJ Muni. Util. Auth. Rev.        6.00%     8/15/2002(3)(Prere.)  1,000        1,056
Higher Educ. Assistance Auth. of New Jersey
   Student Loan Rev.                               6.00%      6/1/2013(1)          3,000        3,239
Higher Educ. Assistance Auth. of New Jersey
   Student Loan Rev.                               6.00%      6/1/2015(1)          5,575        5,933
Higher Educ. Assistance Auth. of New Jersey
   Student Loan Rev.                               6.10%      6/1/2016(1)          3,000        3,199
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.   0.00%      8/1/2003(1)          3,800        3,533
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.   0.00%      8/1/2004(1)          3,750        3,344
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.   0.00%      8/1/2005(1)          3,805        3,247
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.   0.00%      8/1/2006(1)          2,000        1,631

                                       15

------------------------------------------------------------------------------------------------------
                                                                                    FACE       MARKET
                                                              MATURITY            AMOUNT       VALUE^
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND      COUPON          DATE             (000)        (000)
------------------------------------------------------------------------------------------------------
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.   6.25%      8/1/2013(1)Y         9,590       11,071
Hopewell Valley NJ Regional School Dist. GO        5.00%     8/15/2013(3)          2,315        2,378
Hudson County NJ Correctional Fac. COP             6.50%     12/1/2011(1)          9,000        9,420
Hudson County NJ GO                                6.55%      7/1/2007(3)          1,300        1,474
Hudson County NJ GO                                6.55%      7/1/2009(3)            635          731
Irvington Township NJ GO                           0.00%      8/1/2007(1)          1,000          776
Irvington Township NJ GO                           0.00%      8/1/2009(1)          2,580        1,805
Irvington Township NJ GO                           0.00%      8/1/2010(1)          2,080        1,381
Lenape NJ Regional High School Dist. GO            5.00%      4/1/2011(3)          1,625        1,674
Marlboro Township NJ Board of Educ. GO             5.25%     7/15/2013(4)          2,625        2,734
Marlboro Township NJ Board of Educ. GO             5.25%     7/15/2014(4)          2,790        2,887
Marlboro Township NJ Board of Educ. GO             5.25%     7/15/2018(4)          2,850        2,891
Middlesex County NJ Import Auth. Util.
   Systems Rev.  (Perth Amboy Project)             0.00%      9/1/2015(2)          2,000          979
Middlesex County NJ Import Auth. Util.
   Systems Rev.  (Perth Amboy Project)             0.00%      9/1/2016(2)          3,000        1,380
Middlesex County NJ Import Auth. Util.
   Systems Rev.  (Perth Amboy Project)             0.00%      9/1/2018(2)          4,550        1,851
Middlesex County NJ Util. Auth. Sewer Rev.        5.125%     12/1/2016(3)          3,050        3,080
Middlesex County NJ Util. Auth. Sewer Rev.         5.25%     3/15/2010(2)          1,740        1,826
Middlesex County NJ Util. Auth. Sewer Rev.        5.375%     9/15/2015(2)          3,775        3,875
Middletown Township NJ Board of Educ. GO           5.00%      8/1/2014(4)          2,735        2,789
Middletown Township NJ Board of Educ. GO           5.00%      8/1/2015(4)          2,015        2,040
Monmouth County NJ Improvement Auth. Rev.
  (Howell Township Board of Educ.)                 5.80%     7/15/2017(2)          1,180        1,242
Monroe Township NJ Muni. Util. Auth. Middlesex
   County Rev.                                     5.25%      2/1/2013(3)          1,210        1,265
Monroe Township NJ Muni. Util. Auth. Middlesex
   County Rev.                                     5.25%      2/1/2014(3)          1,235        1,281
Mount Laurel Township NJ Muni. Util. Auth. Util.
   System Rev.                                     6.00%      7/1/2004(1)(Prere.)  2,580        2,773
Mount Laurel Township NJ Muni. Util. Auth. Util.
   System Rev.                                     6.00%      7/1/2015(1)          1,670        1,740
New Brunswick NJ Housing & Urban Dev. Rev.         5.75%      7/1/2002(1)(Prere.  13,200       13,867
New Brunswick NJ Housing & Urban Dev. Rev.         5.75%      7/1/2024(1)            440          449
New Brunswick NJ Housing & Urban Dev. Rev.         6.00%      7/1/2012(1)            195          203
New Jersey Econ. Dev. Auth. Lease Rev.
  (Bergen County Administration Complex)           5.50%     11/15/201(1)          4,375        4,652
New Jersey Econ. Dev. Auth. Lease Rev.
  (Bergen County Administration Complex)          5.625%     11/15/201(1)          4,870        5,160
New Jersey Econ. Dev. Auth. Lease Rev.
  (Bergen County Administration Complex)           5.75%     11/15/201(1)          5,440        5,757
New Jersey Econ. Dev. Auth. Lease Rev.
  (Bergen County Administration Complex)           5.75%     11/15/201(1)          6,080        6,391
New Jersey Econ. Dev. Auth. Market Transition
   Fac. Rev.                                       5.80%      7/1/2007(1)          1,000        1,070
New Jersey Econ. Dev. Auth. Market Transition
   Fac. Rev.                                       5.80%      7/1/2009(1)          7,250        7,824
New Jersey Econ. Dev. Auth. Market Transition
   Fac. Rev.                                      5.875%      7/1/2011(1)         23,175       25,044
New Jersey Econ. Dev. Auth. Natural Gas Fac.
   Rev. VRDO (Natural Gas Fac. NUI Corp.)          3.00%      6/4/2001(2)LOC       2,700        2,700
New Jersey Econ. Dev. Auth. Natural Gas Fac.
   Rev. VRDO (New Jersey Natural Gas Project)      2.75%      6/6/2001(2)LOC       3,200        3,200
New Jersey Econ. Dev. Auth. Natural Gas Fac.
   Rev. VRDO (New Jersey Natural Gas Project)      3.05%      6/4/2001(2)LOC         900          900
New Jersey Econ. Dev. Auth. Rev.
   (Hillcrest Health Service)                      0.00%      1/1/2012(2)          2,500        1,518
New Jersey Econ. Dev. Auth. Rev.
   (Hillcrest Health Service)                      0.00%      1/1/2013(2)          3,000        1,716
New Jersey Econ. Dev. Auth. Rev.
   (School Fac.)                                  5.125%     6/15/2014(2)         11,925       12,259
New Jersey Econ. Dev. Auth. Rev.
   (School Fac.)                                   5.25%     6/15/2015(2)          5,495        5,664


                                       16

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                                                                                    FACE       MARKET
                                                              MATURITY            AMOUNT       VALUE^
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND      COUPON          DATE             (000)        (000)
------------------------------------------------------------------------------------------------------

New Jersey Econ. Dev. Auth. Rev.
   (School Fac.)                                   5.25%     6/15/2016(2)          6,725        6,888
New Jersey Econ. Dev. Auth. Rev.
   (School Fac.)                                   5.25%     6/15/2017(2)          7,040        7,172
New Jersey Econ. Dev. Auth. Rev.
   (St. Barnabas Project)                          0.00%      7/1/2008(1)          2,305        1,706
New Jersey Econ. Dev. Auth. Rev.
   (St. Barnabas Project)                          0.00%      7/1/2011(1)          4,650        2,931
New Jersey Econ. Dev. Auth. Rev.
   (St. Barnabas Project)                          0.00%      7/1/2012(1)          4,550        2,698
New Jersey Econ. Dev. Auth. Rev.
   (St. Barnabas Project)                          0.00%      7/1/2013(1)          4,500        2,513
New Jersey Econ. Dev. Auth. Rev.
   (St. Barnabas Project)                          0.00%      7/1/2014(1)          4,210        2,212
New Jersey Econ. Dev. Auth. Rev.
   (Transp. Project)                               5.25%      5/1/2017(4)          4,500        4,561
New Jersey Econ. Dev. Auth. Rev.
   (Transp. Project)                              5.875%      5/1/2015(4)          3,465        3,720
New Jersey Educ. Fac. Auth. Rev.                   5.00%      9/1/2019(4)          2,715        2,683
New Jersey Educ. Fac. Auth. Rev.                   5.75%      9/1/2016(4)          8,425        8,991
New Jersey Educ. Fac. Auth. Rev.
   (Drew Univ.)                                    5.00%      7/1/2017(1)          1,650        1,645
New Jersey Educ. Fac. Auth. Rev.
   (Higher Educ. Technology)                      5.875%      9/1/2007(2)          5,890        6,512
New Jersey Educ. Fac. Auth. Rev.
   (Higher Educ. Technology)                      5.875%      9/1/2008(2)          6,165        6,853
New Jersey Educ. Fac. Auth. Rev.
   (Kean College)                                  6.60%      7/1/2001(1)(Prere.)  3,700        3,785
New Jersey Educ. Fac. Auth. Rev.
   (New Jersey Institute of Technology)            6.00%      7/1/2024(1)          1,500        1,571
New Jersey Educ. Fac. Auth. Rev.
   (Ramapo College)                               5.625%      7/1/2019(1)          2,105        2,197
New Jersey Educ. Fac. Auth. Rev.
   (Rider College)                                 6.20%      7/1/2017(2)          4,000        4,135
New Jersey Educ. Fac. Auth. Rev.
   (Rowan Univ.)                                   5.25%      7/1/2014(3)          2,305        2,401
New Jersey Educ. Fac. Auth. Rev.
   (Rowan Univ.)                                   5.25%      7/1/2015(3)          1,880        1,942
New Jersey Educ. Fac. Auth. Rev.
   (Rowan Univ.)                                   5.25%      7/1/2016(3)          2,050        2,104
New Jersey Educ. Fac. Auth. Rev.
   (Rowan Univ.)                                   5.25%      7/1/2024(3)         11,210       11,258
New Jersey Educ. Fac. Auth. Rev.
   (Seton Hall Univ.)                              5.25%      7/1/2010(2)          1,500        1,606
New Jersey Educ. Fac. Auth. Rev.
   (Seton Hall Univ.)                              5.25%      7/1/2012(2)          1,275        1,341
New Jersey Educ. Fac. Auth. Rev.
   (Seton Hall Univ.)                              5.60%      7/1/2016(1)          1,000        1,039
New Jersey Educ. Fac. Auth. Rev.
   (Seton Hall Univ.)                             5.625%      7/1/2019(1)          3,625        3,747
New Jersey Educ. Fac. Auth. Rev.
   (Trenton State College)                         6.00%      7/1/2012(2)          3,005        3,130
New Jersey Educ. Fac. Auth. Rev.
   (William Patterson)                             5.20%      7/1/2015(3)            755          773
New Jersey Educ. Fac. Auth. Rev.
   (William Patterson)                             5.25%      7/1/2016(3)            805          823
New Jersey Educ. Fac. Auth. Rev.
   (William Patterson)                             5.30%      7/1/2017(3)            250          255
New Jersey Educ. Fac. Auth. Rev.
   (William Patterson)                            5.375%      7/1/2018(3)            905          926
New Jersey Educ. Fac. Auth. Rev.
   (William Patterson)                            5.375%      7/1/2019(3)            360          367
New Jersey Health Care Fac. Financing Auth. Rev.
  (Burdette Tomlin Memorial Hosp.)                 6.50%      7/1/2001(3)(Prere.)  1,285        1,314
New Jersey Health Care Fac. Financing Auth. Rev.
  (Burdette Tomlin Memorial Hosp.)                 6.50%      7/1/2012(3)            215          220
New Jersey Health Care Fac. Financing Auth. Rev.
  (Community Medical Center/Kimball
  Medical Center/Kensington Manor Care Center)     5.00%      7/1/2010(4)          4,695        4,907
New Jersey Health Care Fac. Financing Auth. Rev.
  (Community Medical Center/Kimball
  Medical Center/Kensington Manor Care Center)     5.25%      7/1/2009(4)          5,500        5,881
New Jersey Health Care Fac. Financing Auth. Rev.
  (Community Medical Center/Kimball
  Medical Center/Kensington Manor Care Center)     5.25%      7/1/2012(4)          1,500        1,567
New Jersey Health Care Fac. Financing Auth. Rev.
  (Hackensack Univ. Medical Center)                5.00%      1/1/2028(1)          9,860        9,536
New Jersey Health Care Fac. Financing Auth. Rev.
  (Hackensack Univ. Medical Center)               5.375%      1/1/2013(1)          2,355        2,458
New Jersey Health Care Fac. Financing Auth. Rev.
  (Hackensack Univ. Medical Center)               5.375%      1/1/2014(1)          2,965        3,078


                                       17

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                                                                                    FACE       MARKET
                                                              MATURITY            AMOUNT       VALUE^
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND      COUPON          DATE             (000)        (000)
------------------------------------------------------------------------------------------------------

New Jersey Health Care Fac. Financing Auth. Rev.
  (Holy Name Hosp.)                                5.25%      7/1/2020(2)          4,100        4,127
Jersey Health Care Fac. Financing Auth. Rev.
  (Jersey Shore Medical Center)                    6.20%      7/1/2004(2)(Prere.)  3,540        3,885
New Jersey Health Care Fac. Financing Auth. Rev.
  (Jersey Shore Medical Center)                    6.20%      7/1/2013(2)          1,345        1,446
New Jersey Health Care Fac. Financing Auth. Rev.
  (Jersey Shore Medical Center)                    6.20%      7/1/2014(2)          1,320        1,420
New Jersey Health Care Fac. Financing Auth. Rev.
  (Jersey Shore Medical Center)                    6.25%      7/1/2004(2)(Prere.)  1,140        1,253
New Jersey Health Care Fac. Financing Auth. Rev.
  (Jersey Shore Medical Center)                    6.25%      7/1/2016(2)            860         926
New Jersey Health Care Fac. Financing Auth. Rev.
  (Mercer Medical Center)                          6.50%      7/1/2010(1)          6,000        6,136
New Jersey Health Care Fac. Financing Auth. Rev.
  (Meridian Health System Obligated Group)         5.25%      7/1/2029(4)         13,450       13,459
New Jersey Health Care Fac. Financing Auth. Rev.
  (Meridian Health System Obligated Group)        5.625%      7/1/2013(4)          7,355        7,887
New Jersey Health Care Fac. Financing Auth. Rev.
  (Mountainside Hosp.)                             5.35%      7/1/2007(1)          3,215        3,363
New Jersey Health Care Fac. Financing Auth. Rev.
  (Newark Beth Israel Medical Center)              6.00%      7/1/2004(4)(Prere.)  8,500        9,279
New Jersey Health Care Fac. Financing Auth. Rev.
  (Riverside Medical Center)                       6.25%      7/1/2010(2)          2,935        3,359
New Jersey Health Care Fac. Financing Auth. Rev.
  (Society of the Valley Hosp.)                   6.625%      7/1/2010(1)          2,750        2,758
New Jersey Health Care Fac. Financing Auth. Rev.
  (St. Barnabas Health Care)                       0.00%      7/1/2021(1)          3,000        1,041
New Jersey Health Care Fac. Financing Auth. Rev.
  (St. Barnabas Health Care)                       4.75%      7/1/2028(1)         14,000       12,984
New Jersey Health Care Fac. Financing Auth. Rev.
  (St. Barnabas Health Care)                       5.25%      7/1/2013(1)          3,000        3,118
New Jersey Health Care Fac. Financing Auth. Rev.
  (St. Barnabas Health Care)                       5.25%      7/1/2016(1)          3,300        3,364
New Jersey Health Care Fac. Financing Auth. Rev.
  (St. Clares Riverside Medical Center)            5.75%      7/1/2014(1)          8,500        8,895
New Jersey Health Care Fac. Financing Auth. Rev.
  (Virtua Health)                                  5.25%      7/1/2014(4)         11,000       11,385
New Jersey Higher Educ. Assistance Auth.
   Student Loan Rev.                               4.95%      6/1/2010(2)          6,325        6,572
New Jersey Higher Educ. Assistance Auth.
   Student Loan Rev.                               5.05%      6/1/2011(2)          5,100        5,294
New Jersey Higher Educ. Assistance Auth.
   Student Loan Rev.                               5.05%      6/1/2012(1)          1,000        1,030
New Jersey Higher Educ. Assistance Auth.
   Student Loan Rev.                               5.10%      6/1/2013(1)          2,255        2,312
New Jersey Higher Educ. Assistance Auth.
   Student Loan Rev.                              5.125%      6/1/2014(1)          1,300        1,324
New Jersey Higher Educ. Assistance Auth.
   Student Loan Rev.                               5.15%      6/1/2012(2)          5,250        5,433
New Jersey Higher Educ. Assistance Auth.
   Student Loan Rev.                               5.20%      6/1/2013(2)          8,240        8,491
New Jersey Higher Educ. Assistance Auth.
   Student Loan Rev.                               5.25%      6/1/2018(1)            705          709
New Jersey Highway Auth. Garden State
   Parkway General Rev.                            5.50%      1/1/2013(3)*        10,000       10,681
New Jersey Highway Auth. Garden State
   Parkway General Rev.                            5.50%      1/1/2014(3)*         7,500        7,981
New Jersey Highway Auth. Garden State
   Parkway General Rev.                            5.50%      1/1/2015(3)*         7,500        7,943
New Jersey Highway Auth. Garden State
   Parkway General Rev.                            5.50%      1/1/2016(3)*         2,000        2,110
New Jersey Highway Auth. Garden State
   Parkway General Rev.                            5.60%      1/1/2017(3)          7,535        7,931
New Jersey Housing & Mortgage Finance Agency
   Home Buyer Rev.                                 5.40%     10/1/2020(1)          2,000        2,044


                                       18

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                                                                                    FACE       MARKET
                                                              MATURITY            AMOUNT       VALUE^
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND      COUPON          DATE             (000)        (000)
------------------------------------------------------------------------------------------------------

New Jersey Housing & Mortgage Finance Agency
   Multi-Family Housing Rev.                       5.70%      5/1/2020(4)          5,000        5,177
New Jersey Sports & Exposition Auth. Rev.          5.50%      3/1/2017(1)          5,755        6,111
New Jersey Sports & Exposition Auth. Rev. VRDO     2.65%      6/7/2001(1)         11,405       11,405
New Jersey Transp. Corp. COP                       5.50%     9/15/2012(2)         20,000       21,643
New Jersey Transp. Corp. COP                       5.75%     9/15/2014(2)          2,000        2,150
New Jersey Transp. Corp. COP                       6.00%     9/15/2013(2)         10,000       10,998
New Jersey Transp. Trust Fund Auth. Rev.           5.50%     6/15/2013(1)          3,000        3,138
New Jersey Transp. Trust Fund Auth. Rev.           6.00%     6/15/2011(1)         31,280       34,653
New Jersey Turnpike Auth. Rev.                    5.375%      1/1/2020(1)          3,500        3,569
New Jersey Turnpike Auth. Rev.                     5.75%      1/1/2016(1)          2,285        2,430
New Jersey Turnpike Auth. Rev.                     5.75%      1/1/2017(1)         10,000       10,582
New Jersey Turnpike Auth. Rev.                     6.50%      1/1/2013(1)         20,000       23,245
New Jersey Turnpike Auth. Rev. VRDO                2.70%      6/6/2001(3)LOC      14,800       14,800
New Jersey Water Supply Auth. Delaware &
   Raritan Water System Rev.                      5.375%     11/1/2010(1)          2,230        2,378
New Jersey Water Supply Auth. Delaware &
   Raritan Water System Rev.                      5.375%     11/1/2011(1)          2,345        2,482
New Jersey Water Supply Auth. Delaware &
   Raritan Water System Rev.                      5.375%     11/1/2013(1)          2,600        2,708
Newark NJ GO                                       5.50%     10/1/2008(2)          1,660        1,800
North Bergen Township NJ GO                        8.00%     8/15/2006(4)          1,885        2,249
North Brunswick Township NJ Board of Educ. GO      5.50%      2/1/2008(3)          1,915        2,067
North Hudson NJ Sewer Auth. Rev.                  5.125%      8/1/2008(3)          2,000        2,111
North Hudson NJ Sewer Auth. Rev.                  5.125%      8/1/2022(3)          4,000        3,987
North Hudson NJ Sewer Auth. Rev.                   5.25%      8/1/2016(3)         14,360       14,599
North Jersey Water Dist. Rev.
   (Wanaque South Project)                         6.00%      7/1/2012(1)         10,125       10,620
Ocean County NJ Util. Auth. Waste Water Rev.       5.00%      1/1/2014(3)          1,250        1,250
Ocean County NJ Util. Auth. Waste Water Rev.       6.60%      1/1/2018(3)(ETM)     2,500        2,911
Old Bridge Township NJ Muni. Util. Auth. Rev.      6.25%     11/1/2016(3)          1,400        1,481
Old Bridge Township NJ Muni. Util. Auth. Rev.      6.40%     11/1/2009(3)          3,000        3,192
Passaic Valley NJ Sewer Comm. Rev.                 5.75%     12/1/2008(2)          4,450        4,638
Passaic Valley NJ Sewer Comm. Rev.                 5.75%     12/1/2013(2)          4,000        4,141
Plainfield NJ Board of Educ. GO                    5.00%      8/1/2020(4)          2,000        1,978
Plainfield NJ GO                                   6.25%     7/15/2007(2)          6,930        7,307
Port Auth. of New York & New Jersey Rev.          5.125%    11/15/2012(3)          2,500        2,584
Port Auth. of New York & New Jersey Rev.          5.125%    11/15/2013(3)          5,735        5,875
Port Auth. of New York & New Jersey Rev.          5.125%    11/15/2014(3)          6,025        6,122
Port Auth. of New York & New Jersey Rev.          5.125%    10/15/2030(1)         15,000       14,786
Port Auth. of New York & New Jersey Rev.           5.20%     7/15/2021(2)          3,250        3,261
Port Auth. of New York & New Jersey Rev.          5.875%     9/15/2015(3)         10,000       10,502
Salem County NJ PCR VRDO
   (Atlantic City Electric Co.)                    2.70%      6/6/2001(1)          4,760        4,760
Salem County NJ PCR VRDO
   (Atlantic City Electric Co.)                    2.75%      6/6/2001(1)          3,000        3,000
South Brunswick Township NJ Board of Educ. GO      5.25%      8/1/2020(3)          1,785        1,797
South Brunswick Township NJ Board of Educ. GO      5.25%      8/1/2022(3)          3,000        3,015
South Brunswick Township NJ Board of Educ. GO      6.40%      8/1/2005(3)(Prere.)  2,205        2,442
South Jersey Transp. Auth. New Jersey
   Transp. System Rev.                             5.00%     11/1/2029(2)         13,850       13,421
South Jersey Transp. Auth. New Jersey
   Transp. System Rev.                             5.25%     11/1/2013(2)          4,000        4,190
South Jersey Transp. Auth. New Jersey
   Transp. System Rev.                             5.25%     11/1/2014(2)          4,125        4,289
South Jersey Transp. Auth. New Jersey
   Transp. System Rev.                             5.90%     11/1/2006(1)          1,470        1,540
South Jersey Transp. Auth. New Jersey
   Transp. System Rev.                             5.90%     11/1/2007(1)          1,090        1,140
South Jersey Transp. Auth. New Jersey
   Transp. System Rev.                             6.00%     11/1/2002(1)(Prere.)  3,005        3,188
South Jersey Transp. Auth. New Jersey
   Transp. System Rev.                             6.00%     11/1/2012(1)          2,245        2,352

                                       19

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                                                                                    FACE       MARKET
                                                              MATURITY            AMOUNT       VALUE^
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND      COUPON          DATE             (000)        (000)
------------------------------------------------------------------------------------------------------
Stafford NJ Muni. Util. Auth. Water &
   Sewer Rev.                                      5.50%      6/1/2011(3)          3,100        3,368
Sussex County NJ Muni. Util. Auth.
   Solid Waste Rev.                                5.75%     12/1/2009(1)         19,820       20,623
Sussex County NJ Muni. Util. Auth.
   Waste Water Rev.                                5.25%     12/1/2008(1)            850          888
Toms River NJ School Dist. GO                      5.00%     1/15/2020(4)          1,510        1,488
Toms River NJ School Dist. GO                      5.00%     1/15/2021(4)          1,600        1,572
Union County NJ Improvement Auth. Rev.
   (Plainfield Board of Educ.)                     5.80%      8/1/2007(3)          4,000        4,442
Union County NJ Util. Auth. Rev.
   (Ogden Martin)                                  5.25%      6/1/2006(2)          5,375        5,704
Union County NJ Util. Auth. Rev.
   (Ogden Martin)                                 5.375%      6/1/2011(2)          8,375        8,857
Union County NJ Util. Auth. Rev.
   (Ogden Martin)                                 5.375%      6/1/2012(2)          8,995        9,441
Union County NJ Util. Auth. Rev.
   (Ogden Martin)                                 5.375%      6/1/2013(2)          9,445        9,850
Vernon Township NJ School Dist. GO                 5.25%     12/1/2014(3)          1,200        1,242
Vernon Township NJ School Dist. GO                 5.30%     12/1/2015(3)          1,200        1,238
Vernon Township NJ School Dist. GO                5.375%     12/1/2017(3)          1,200        1,232
Vernon Township NJ School Dist. GO                5.375%     12/1/2018(3)          1,200        1,228
West Orange NJ Board of Educ. COP                 5.625%     10/1/2019(1)          2,500        2,617
West Orange NJ Board of Educ. COP                 5.625%     10/1/2029(1)          2,000        2,080
West Orange NJ Board of Educ. COP                  6.00%     10/1/2024(1)          1,000        1,079
Outside New Jersey:
Guam Govt. Ltd. Obligation Infrastructure
Improvement Rev.                                  5.125%     11/1/2011(2)          3,400        3,586
Puerto Rico Electric Power Auth. Power Rev.        5.25%      7/1/2017(1)          3,200        3,267
Puerto Rico GO                                     5.00%      7/1/2013(3)*         4,000        4,236
Puerto Rico GO                                     5.00%      7/1/2014(3)*         2,000        2,114
Puerto Rico GO                                     5.00%      7/1/2018(1)         11,500       11,525
Puerto Rico GO                                     5.00%      7/1/2024(1)          2,910        2,863
Puerto Rico GO                                     5.00%      7/1/2024(4)*        10,000        9,838
Puerto Rico Govt. Dev. Bank VRDO                   2.55%      6/6/2001(1)            900          900
Puerto Rico Infrastructure Finance Auth.
Special Tax Rev.                                   5.00%      7/1/2021(2)          8,000        7,940
Puerto Rico Infrastrusture Finance Auth.
Special Tax Rev.                                   5.00%      7/1/2028(2)         12,600       12,316
Puerto Rico Muni. Finance Agency                   5.50%      8/1/2019(4)          2,000        2,082
Puerto Rico Public Building                        0.00%      7/1/2002(3)          4,000        3,876
                                                                                            ----------
                                                                                            1,161,155
                                                                                            ----------

SECONDARY MARKET INSURED (7.3%)
Atlantic County NJ Util. Auth. Sewer Rev.         6.875%      1/1/2012(2)(ETM)     2,840        3,241
New Jersey Building Auth. Rev.                     5.00%     6/15/2012(4)         10,000       10,300
New Jersey Highway Auth. Garden State
   Parkway Rev.                                    6.00%      1/1/2002(2)(Prere.)    470          479
New Jersey Highway Auth. Garden State
   Parkway Rev.                                    6.00%      1/1/2016(2)          4,530        4,562
New Jersey Highway Auth. Garden State
   Parkway Rev.                                    6.20%      1/1/2010(2)         20,000       22,687
New Jersey Sports & Exposition Auth. Rev.          6.50%      3/1/2013(1)         10,000       11,557
New Jersey Turnpike Auth. Rev.                     6.50%      1/1/2016(1)         23,270       27,030
Port Auth. of New York & New Jersey Rev.          5.375%     7/15/2022(3)         15,000       15,238
Univ. of Medicine & Dentistry New Jersey Rev.      6.50%     12/1/2012(1)          4,000        4,637
                                                                                            ----------
                                                                                               99,731
                                                                                            ----------
NONINSURED (9.2%)
Burlington County NJ Bridge Comm. Rev.             5.30%        10/1/2013          9,500        9,686
Cherry Hill Township NJ GO                         6.30%         6/1/2002(Prere.)  2,635        2,777
Cherry Hill Township NJ GO                         6.30%         6/1/2012          1,110        1,158
Essex County NJ Improvement Auth. Rev. VRDO
   (Pooled Govt. Loan)                             2.45%         6/6/2001LOC       1,200        1,200
Marlboro Township NJ Board of Educ. GO             5.00%        7/15/2012          1,005        1,041
Marlboro Township NJ Board of Educ. GO             5.00%        7/15/2013          1,000        1,027
Marlboro Township NJ Board of Educ. GO             5.00%        7/15/2014          1,045        1,065

                                       20

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                                                                                    FACE       MARKET
                                                              MATURITY            AMOUNT       VALUE^
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND      COUPON          DATE             (000)        (000)
------------------------------------------------------------------------------------------------------
Mercer County NJ Improvement Auth.
   Library System Rev.                             6.00%        12/1/2003(Prere.)  1,000        1,085
Mercer County NJ Improvement Auth.
   Solid Waste Rev.                               5.375%        9/15/2012         11,120       11,731
Mercer County NJ Improvement Auth.
   Special Services School Dist. Rev.              5.75%       12/15/2008          1,165        1,288
Mercer County NJ Improvement Auth.
   Special Services School Dist. Rev.              5.95%       12/15/2012          4,895        5,513
Monmouth County NJ Improvement Auth. Rev.
   (Correctional Fac.)                             6.40%         8/1/2001(Prere.)  1,850        1,898
New Jersey COP                                     5.25%        6/15/2011          3,530        3,749
New Jersey COP                                     5.25%        6/15/2012         13,350       14,036
New Jersey Econ. Dev. Auth. Rev.
   (Masonic Charity Foundation)                    5.50%         6/1/2031          1,000          988
New Jersey Econ. Dev. Auth. Rev.
   (Masonic Charity Foundation)                   5.875%         6/1/2018          1,250        1,309
New Jersey Econ. Dev. Auth. Rev.
   (Masonic Charity Foundation)                    6.00%         6/1/2025          1,000        1,045
New Jersey Econ. Dev. Auth. Rev. VRDO
   (Hoffman-La Roche Project)                      3.00%         6/4/2001LOC       7,700        7,700
New Jersey Educ. Fac. Auth. Rev.                   5.00%         9/1/2020         11,405       11,238
New Jersey Educ. Fac. Auth. Rev.                   5.75%         9/1/2012          7,595        8,425
New Jersey Environmental Infrastructure Trust
   Wastewater Treatment Rev.                       5.00%         9/1/2017          1,525        1,523
New Jersey Environmental Infrastructure Trust
   Wastewater Treatment Rev.                      5.125%         9/1/2015          5,090        5,201
New Jersey Health Care Fac. Financing Auth. VRDO
   (Hosp. Capital Asset Pooled Program)            2.65%         6/7/2001LOC       2,500        2,500
New Jersey TRAN CP                                 3.15%         6/7/2001          5,000        5,000
New Jersey Transp. Trust Fund Auth. Rev.           5.75%        6/15/2020          5,000        5,425
New Jersey Transp. Trust Fund Auth. Rev.           6.00%        6/15/2019          5,000        5,398
Ocean County NJ Util. Auth. Waste Water Rev.       6.30%         1/1/2005(Prere.)  2,215        2,433
Ocean County NJ Util. Auth. Waste Water Rev.       6.35%         1/1/2005(Prere.)  4,875        5,363
Rutgers State Univ. New Jersey GO                  6.40%         5/1/2013          3,000        3,434
Union County NJ PCR VRDO (Exxon Project)           2.25%         6/4/2001          1,800        1,800
                                                                                            ----------
                                                                                              126,036
                                                                                            ----------
------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,320,072)                                                                        1,386,922
------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.6%)
------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                           27,484
Payables for Investment Securities Purchased                                                  (46,000)
Other Liabilities                                                                              (3,176)
                                                                                            ----------
                                                                                              (21,692)
                                                                                            ----------
------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                          $1,365,230
======================================================================================================

^ See Note A in Notes to Financial Statements.
* Securities purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of May 31, 2001.
+ Securities with a value of $2,424,000  have  been segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see page 22.

--------------------------------------------------------------------------------
AT MAY 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          AMOUNT
NEW JERSEY TAX-EXEMPT FUND                                                 (000)
--------------------------------------------------------------------------------
Paid-in Capital                                                      $1,299,873
Undistributed Net Investment Income                                          --
Accumulated Net Realized Losses                                          (1,537)
Unrealized Appreciation--Note F
Investment Securities                                                    66,850
Futures Contracts                                                            44
--------------------------------------------------------------------------------
NET ASSETS                                                           $1,365,230
================================================================================
Investor Shares-Net Assets
Applicable to $93,221,139 outstanding $0.01
  par value shares of beneficial interest
  (unlimited authorization)                                          $1,098,342
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-
  INVESTOR SHARES                                                        $11.78
================================================================================
Admiral Shares--Net Assets
Applicable  to  22,651,896  outstanding  $.001
  par value  shares of  beneficial interest
  (unlimited authorization)                                            $266,888
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-
  ADMIRAL SHARES                                                         $11.78
================================================================================


KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
TAN--Tax Anticipation Note.
TRAN--Tax Revenue Anticipation Note.
TOB--Tender Option Bond.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.


Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.


LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS
This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                   NEW JERSEY         NEW JERSEY
                                                   TAX-EXEMPT  INSURED LONG-TERM
                                            MONEY MARKET FUND    TAX-EXEMPT FUND
                                            ------------------------------------
                                                 SIX MONTHS ENDED MAY 31, 2001
                                            ------------------------------------
                                                         (000)             (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                          $ 25,315          $ 34,081
--------------------------------------------------------------------------------
     Total Income                                      25,315            34,081
--------------------------------------------------------------------------------
EXPENSES
 The Vanguard Group--Note B
   Investment Advisory Services                            89                79
   Management and Administrative--Investor Shares       1,115             1,086
   Management and Administrative--Admiral Shares*          --                11
   Marketing and Distribution--Investor Shares            125                79
   Marketing and Distribution--Admiral Shares*             --                --
 Custodian Fees                                             9                 8
 Auditing Fees                                              5                 5
 Shareholders' Reports--Investor Shares                    11                11
 Shareholders' Reports--Admiral Shares*                    --                --
--------------------------------------------------------------------------------
TRUSTEES' FEES AND EXPENSES                                 1                 1
 Total Expenses                                         1,355             1,280
 Expenses Paid Indirectly--Note C                          (9)              (29)
--------------------------------------------------------------------------------
   Net Expenses                                         1,346             1,251
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                  23,969            32,830
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                10               330
 Futures Contracts                                         --              (144)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                   10               186
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                     --            27,132
 Futures Contracts                                         --                44
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)           --            27,176
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                            $23,979           $60,192
================================================================================
*The New Jersey Tax-Exempt Money Market Fund does not offer Admiral Shares.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

---------------------------------------------------------------------------------------------------------------------------
                                                                  NEW JERSEY                            NEW JERSEY
                                                                  TAX-EXEMPT                        INSURED LONG-TERM
                                                              MONEY MARKET FUND                      TAX-EXEMPT FUND
---------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS                  YEAR         SIX MONTHS               YEAR
                                                         ENDED                 ENDED              ENDED              ENDED
                                                  MAY 31, 2001         NOV. 30, 2000       MAY 31, 2001      NOV. 30, 2000
                                                         (000)                 (000)              (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                               $ 23,969              $ 49,399           $ 32,830           $ 61,245
  Realized Net Gain (Loss)                                  10                     3                186              1,103
  Change in Unrealized Appreciation
    (Depreciation)                                          --                    --             27,176             32,168
---------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                         23,979                49,402             60,192             94,516
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
  Investor Shares                                      (23,969)              (49,399)           (32,429)           (61,245)
  Admiral Shares*                                           --                    --               (401)                --
  Realized Capital Gain
  Investor Shares                                           --                    --                 --                 --
  Admiral Shares*                                           --                    --                 --                 --
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                (23,969)              (49,399)            (32,830)          (61,245)
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note H
  Investor Shares                                       32,562               164,325            (163,520)           46,690
  Admiral Shares*                                           --                    --             266,535                --
---------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions                          32,562               164,325             103,015            46,690
---------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                             32,572               164,328             130,377            79,961
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                1,427,350             1,263,022           1,234,853         1,154,892
---------------------------------------------------------------------------------------------------------------------------
  End of Period                                     $1,459,922            $1,427,350          $1,365,230        $1,234,853
===========================================================================================================================
*The New Jersey Tax-Exempt Money Market Fund does not offer Admiral Shares.

FINANCIAL HIGHLIGHTS
This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

----------------------------------------------------------------------------------------------------
                                                           NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
                                                                   YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING          SIX MONTHS ENDED   ------------------------------------------------
THROUGHOUT EACH PERIOD               MAY 31, 2001      2000      1999       1998       1997    1996
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $1.00     $1.00     $1.00      $1.00      $1.00   $1.00
----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                       .016      .036      .028       .031       .033    .032
 Net Realized and Unrealized Gain (Loss)
   on Investments                              --        --        --         --         --      --
----------------------------------------------------------------------------------------------------
 Total from Investment Operations            .016      .036      .028       .031       .033    .032
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income       (.016)    (.036)    (.028)     (.031)     (.033)  (.032)
 Distributions from Realized Capital Gains     --        --        --         --         --      --
----------------------------------------------------------------------------------------------------
 Total Distributions                        (.016)    (.036)    (.028)     (.031)     (.033)  (.032)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $1.00     $1.00     $1.00      $1.00      $1.00   $1.00
====================================================================================================
TOTAL RETURN                                 1.66%     3.68%     2.86%      3.18%      3.32%   3.22%
====================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)      $1,460    $1,427    $1,263     $1,179     $1,016    $918
 Ratio of Total Expenses to
  Average Net Assets                         0.19%*    0.18%     0.20%      0.20%      0.20%   0.20%
 Ratio of Net Investment Income to
  Average Net Assets                         3.29%*    3.62%     2.82%      3.12%      3.27%   3.17%
====================================================================================================
*Annualized.

-----------------------------------------------------------------------------------------------------
                                                         NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND
                                                                  YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING          SIX MONTHS ENDED   -------------------------------------------------
THROUGHOUT EACH PERIOD               MAY 31, 2001      2000      1999       1998       1997     1996
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $11.52    $11.19    $11.98     $11.72     $11.64   $11.78
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                       .294      .599      .590       .599       .608     .616
 Net Realized and Unrealized Gain (Loss)
   on Investments                            .260      .330     (.738)      .271       .112    (.082)
-----------------------------------------------------------------------------------------------------
 Total from Investment Operations            .554      .929     (.148)      .870       .720     .534
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income       (.294)    (.599)    (.590)     (.599)     (.608)   (.616)
 Distributions from Realized Capital Gains     --        --     (.052)     (.011)     (.032)   (.058)
-----------------------------------------------------------------------------------------------------
 Total Distributions                        (.294)    (.599)    (.642)     (.610)     (.640)   (.674)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $11.78    $11.52    $11.19     $11.98     $11.72   $11.64
=====================================================================================================
TOTAL RETURN                                 4.82%     8.57%    -1.31%      7.59%      6.40%    4.75%
=====================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)      $1,098    $1,235    $1,155     $1,112       $940     $849
 Ratio of Total Expenses to
  Average Net Assets                        0.20%*     0.19%     0.19%      0.20%      0.18%    0.20%
 Ratio of Net Investment Income to
  Average Net Assets                       4.98%*      5.33%     5.06%      5.04%      5.26%    5.35%
Portfolio Turnover Rate                       8%*        14%       11%        14%        13%      11%
=====================================================================================================
*Annualized.

--------------------------------------------------------------------------------
                                    NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND
                                                   ADMIRAL SHARES

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD                                               MAY 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $11.76
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                                                      .027
Net Realized and Unrealized Gain (Loss) on Investments                     .020
--------------------------------------------------------------------------------
Total from Investment Operations                                           .047
--------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from Net Investment Income                                      (.027)
Distributions from Realized Capital Gains                                    --
--------------------------------------------------------------------------------
Total Distributions                                                       (.027)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $11.78
--------------------------------------------------------------------------------
TOTAL RETURN                                                               0.40%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                                       $267
Ratio of Total Expenses to Average Net Assets                            0.14%**
Ratio of Net Investment Income to Average Net Assets                     5.00%**
Portfolio Turnover Rate                                                     8%**
--------------------------------------------------------------------------------
*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard New Jersey Tax-Exempt Funds comprise the New Jersey Tax-Exempt Money Market Fund and the New Jersey Insured Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New Jersey.
     The Insured Long-Term Tax-Exempt Fund offers two classes of shares, Investor Shares and Admiral Shares. Admiral Shares were first issued on May 14, 2001. Admiral Shares are designed for investors that meet certain administrative, servicing, tenure, and account size criteria. Investor Shares are offered to all other investors.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.
     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3.  FUTURES  CONTRACTS:  The  Insured  Long-Term  Tax-Exempt  Fund  may use
Municipal  Bond Index,  U.S.  Treasury  Bond,  and U.S.  Treasury  Note  futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     4. DISTRIBUTIONS: Dividends from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.
     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.
     Each class of shares has equal rights to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts

(included in Management and Administrative expenses) and shareholder reporting. Marketing and Distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2001, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                                   CAPITAL
                              CONTRIBUTION        PERCENTAGE       PERCENTAGE OF
 NEW JERSEY                    TO VANGUARD           OF FUND          VANGUARD'S
 TAX-EXEMPT FUND                     (000)        NET ASSETS      CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                         $272              0.02%                0.3%
Insured Long-Term                     252              0.02                 0.3
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended May 31, 2001, these arrangements reduced expenses by:

--------------------------------------------------------------------------------
                                                         EXPENSE REDUCTION
                                                               (000)
                                                --------------------------------
                                                MANAGEMENT AND         CUSTODIAN
NEW JERSEY TAX-EXEMPT FUND                      ADMINISTRATIVE              FEES
--------------------------------------------------------------------------------
Money Market                                                --                $9
Insured Long-Term                                          $21                 8
--------------------------------------------------------------------------------

D. During the six months ended May 31, 2001, the Insured Long-Term Tax-Exempt Fund purchased $169,429,000 of investment securities and sold $49,290,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Long-Term Tax-Exempt Fund had realized losses totaling $1,163,000 through November 30, 2000, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). At November 30, 2000, the fund had available capital losses of $560,000 to offset future net capital gains through November 30, 2007.

F. At May 31, 2001, net unrealized appreciation of Insured Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $65,687,000, consisting of unrealized gains of $67,606,000 on securities that had risen in value since their purchase and $1,919,000 on securities that had fallen in value since their purchase (see Note E).

     At May 31, 2001, the aggregate settlement value of open futures contracts expiring through September 2001 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                                (000)
                                                    ----------------------------
                                                     AGGREGATE
NEW JERSEY TAX-EXEMPT                  NUMBER OF    SETTLEMENT        UNREALIZED
FUND/FUTURES CONTRACTS            LONG CONTRACTS         VALUE      APPRECIATION
--------------------------------------------------------------------------------
Insured Long-Term/Municipal Bond Index        58        $5,932               $44
--------------------------------------------------------------------------------

G. In November 2000, the American Institute of Certified Public Accountants issued new accounting guidelines for investment companies which will require the Insured Long-Term Tax- Exempt Fund to change its accounting policies to begin to accrete market discounts on municipal bonds effective for the fiscal year ending November 30, 2002. This accounting change will not affect the fund's net asset value, total return, or distributions to shareholders, but may result in certain amounts being reclassified from realized and unrealized gain to interest income for financial statement purposes. Management believes this change will have no material effect on the financial statements.

H. Capital share transactions for each class of shares were:

---------------------------------------------------------------------------------------------------------------
                                                        SIX MONTHS                             YEAR
                                                          ENDED                               ENDED
                                                       MAY 31, 2001                      NOVEMBER 30, 2000
                                                       ------------                      -----------------
                                                 AMOUNT           SHARES            AMOUNT              SHARES
                                                  (000)            (000)             (000)               (000)
---------------------------------------------------------------------------------------------------------------
New Jersey Tax-Exempt Money Market Fund
Investor Shares
Issued                                         $642,196          642,196        $1,344,025           1,344,025
Issued in Lieu of Cash Distributions             23,020           23,020            47,337              47,337
Redeemed                                       (632,654)        (632,654)       (1,227,037)         (1,227,037)
  Net Increase (Decrease)--Investor Shares       32,562           32,562           164,325             164,325

New Jersey Insured Long-Term Tax-Exempt Fund
Investor Shares
Issued                                         $175,629           14,820          $266,668              23,733
Issued in Lieu of Cash Distributions             23,517            1,988            44,986               3,998
Redeemed                                       (362,666)         (30,773)         (264,964)            (23,713)
  Net Increase (Decrease)--Investor Shares     (163,520)         (13,965)           46,690               4,018
Admiral Shares
Issued                                          266,541           22,652                --                  --
Issued in Lieu of Cash Distributions                301               26                --                  --
Redeemed                                           (307)             (26)               --                  --
  Net Increase (Decrease)--Admiral Shares       266,535           22,652                --                  --
===============================================================================================================

THE ADVANTAGES OF
GETTING CONNECTED
   Visit Vanguard.com

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Why wait for the mail? You can get fund reports like this one sooner--and reduce
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track the performance of individual  securities and funds;  buy,  exchange,  and sell fund shares; and much more.
     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.
     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R)
Family of Funds

STOCK FUNDS

500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts,
  New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
  (California, New Jersey, New York,
  Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
  Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                           JOHN C. BOGLE
           Founder; Chairman and Chief Executive, 1974-1996.

                                                     [SHIP GRAPHIC]
                                                     THE VANGUARD GROUP(R) LOGO
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600


ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by he English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR
SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q142 072001